Exhibit 99.1
Sovereign Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Quarter Ended					Year to Date
	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Dec. 31	Dec. 31
(dollars in thousands, except per share data)	2008	2008	2008	2008	2007	2008	2007
Interest and dividend income:
Interest on interest-earning deposits	$1,298	$561	$997	$2,964	$1,615	$5,820	$19,112
Interest on investment securities
Available for sale	95,970	134,108	156,164	168,109	173,803	554,351	721,015
Other	(1,112)	8,407	6,671	9,820	14,279	23,786	51,645
Interest on loans	789,197	816,746	837,988	895,276	949,643	3,339,207	3,864,484

Total interest and dividend income	885,353	959,822	1,001,820	1,076,169	1,139,340	3,923,164	4,656,256

Interest expense:
Deposits and related customer accounts	211,052	196,887	228,546	315,103	395,768	951,588	1,627,315
Borrowings	250,454	271,781	267,144	278,886	277,548	1,068,265	1,164,919

Total interest expense	461,506	468,668	495,690	593,989	673,316	2,019,853	2,792,234

Net interest income	423,847	491,154	506,130	482,180	466,024	1,903,311	1,864,022
Provision for credit losses	340,000	304,000	132,000	135,000	148,192	911,000	407,692

Net interest income after provision for credit losses	83,847	187,154	374,130	347,180	317,832	992,311	1,456,330

Non-interest income:
Consumer banking fees	77,318	81,149	80,969	73,191	77,420	312,627	295,815
Commercial banking fees	53,156	52,589	53,747	54,453	56,695	213,945	202,304
Mortgage banking revenue (1)	(47,510)	1,520	37,897	(5,133)	9,161	(13,226)	(67,792)
Capital markets revenue	1,513	4,695	7,209	10,393	(18,310)	23,810	(19,266)
Bank owned life insurance income	19,326	18,175	19,065	19,424	20,633	75,990	85,855
Other	6,959	4,714	6,322	5,297	7,584	23,292	33,835

Total fees and other income before investment gains/(losses)	110,762	162,842	205,209	157,625	153,183	636,438	530,751
Net gain/(loss) on investments (2)	(4,768)	(1,158,578)	1,908	14,135	(179,209)	(1,147,303)	(176,355)

Total non-interest income	105,994	(995,736)	207,117	171,760	(26,026)	(510,865)	354,396

Non-interest expense:
General and administrative
Compensation and benefits (3)	200,493	196,611	192,760	185,112	155,856	774,976	673,528
Occupancy and equipment	80,930	76,724	74,868	78,013	77,325	310,535	308,698
Technology expense	26,733	25,632	25,728	24,498	25,177	102,591	96,265
Outside services	17,694	15,608	15,542	15,630	18,828	64,474	67,509
Marketing expense	23,279	19,771	19,699	16,246	13,881	78,995	56,101
Other administrative expenses (4)	63,652	53,155	53,266	39,765	46,537	209,838	143,737

Total general and administrative	412,781	387,501	381,863	359,264	337,604	1,541,409	1,345,838
Other expenses:
Core deposit & other intangibles	21,042	25,373	28,106	29,122	30,141	103,643	126,717
Goodwill impairment	—	—	—	—	1,576,776	—	1,576,776
Other minority interest expense and equity method expense (5)	11,266	20,075	14,719	8,339	27,448	54,399	67,263
Proxy and related professional fees	—	—	—	—	—	—	(516)
Restructuring, other employee severance and debt repurchase charges	—	—	—	—	—	—	61,999
ESOP expense related to freezing of plan	—	—	—	—	—	—	40,119
Merger and acquisition related charges (6)	12,751	—	—	—	—	12,751	2,242

Total other expenses	45,059	45,448	42,825	37,461	1,634,365	170,793	1,874,600

Total non-interest expense	457,840	432,949	424,688	396,725	1,971,969	1,712,202	3,220,438

Income/(loss) before income taxes	(267,999)	(1,241,531)	156,559	122,215	(1,680,163)	(1,230,756)	(1,409,712)
Income tax expense/(benefit)	(355,680)	(259,940)	29,120	22,080	(77,180)	(564,420)	(60,450)

Net income/(loss)	$87,681	$(981,591)	$127,439	$100,135	$(1,602,983)	$(666,336)	$(1,349,262)

(1) Mortgage banking activity is summarized below:

Gains/(losses) on sale of mortgage loans and related securities and home equity loans (7)	$4,010	$5,997	$4,999	$3,977	$4,560	$18,985	$(102,497)
Net gains/(losses) recorded under SFAS 133	5,522	(2,289)	1,602	1,370	(2,125)	6,205	51
Mortgage servicing fees, net of mortgage servicing rights amortization	4,286	4,462	1,148	3,848	1,948	13,743	5,391
Mortgage servicing right recoveries/(impairments)	(48,489)	14	19,837	(18,703)	(2,071)	(47,342)	(1,415)
Net gains/(losses) on sale of multifamily loans (8)	(9,610)	(8,197)	9,676	9,231	7,515	1,099	26,203
Net gains/(losses) recorded on commercial mortgage backed securitization	—	—	—	—	(666)	—	4,475
Multifamily servicing right recoveries/(impairments)	(3,229)	1,533	635	(4,856)	—	(5,916)	—

Total mortgage banking revenues	$(47,510)	$1,520	$37,897	$(5,133)	$9,161	$(13,226)	$(67,792)

(2)	The third quarter of 2008 includes a $602 million loss on the sale of our CDO portfolio and a $575 million other-than-temporary impairment charge on FNMA & FHLMC preferred stock. The first quarter of 2008 includes a $14.1 million gain on our membership share allocation of VISA’s IPO shares. Results for the fourth quarter of 2007 include a $180.5 million other-than-temporary impairment charge on FNMA & FHLMC preferred stock.

(3)	The fourth quarter of 2008 results include severance charges of $15.8 million associated with a reduction in force. The third quarter of 2008 results include a $4.7 million severance charge for our Chief Executive Officer. The second quarter of 2008 results include severance charges of $5.3 million for recently terminated executives. The fourth quarter of 2007 results include $18.7 million of incentive compensation accrual reversals due to corporate objectives not being achieved in 2007.

(4)	The fourth quarter of 2008 results include a $5.5 million collateral write-off related to terminated swap positions as well as increased marketing expense of $3.5 million associated with deposit campaigns to reclaim deposits lost at the end of the third quarter as well as certain campaigns related to the Santander transaction agreement. The first quarter of 2008 results include a $6.4 million legal contingency reversal associated with the VISA IPO.

(5)	The third quarter 2008 results included lower earnings of $11.4 million associated with certain equity method investments. Second quarter 2008 results included a fair value adjustment of $6.4 million on one of our equity method investments.

(6)	The fourth quarter of 2008 results represent investment advisory and legal costs associated with the Santander acquisition.

(7)	The first quarter of 2007 results include a LOCOM adjustment of $119.9 million on correspondent home equity loans that were not sold as of March 31, 2007.

(8)	The fourth quarter of 2008 results include a loss of $4.8 million on the sale of $425 million portfolio. Fourth quarter and third quarter of 2008 results include charges of $7.4 million and $12.5 million, respectively, to increase recourse reserves associated with the sales of our multi-family loans to Fannie Mae.

 A

Sovereign Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(unaudited)

	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31
(dollars in thousands)	2008	2008	2008	2008	2007
Assets
Cash and amounts due from depository institutions	$3,754,523	$2,525,696	$1,140,965	$1,957,403	$3,130,770
Investments:
Available-for-sale	9,301,339	8,604,927	11,118,184	10,958,419	13,941,847
Other investments	718,771	949,075	944,606	1,134,805	1,200,545

Total investments	10,020,110	9,554,002	12,062,790	12,093,224	15,142,392

Loans:
Commercial	31,786,627	32,517,171	32,435,333	32,181,592	30,912,972
Consumer	23,944,076	24,396,717	24,970,453	26,690,190	26,866,807

Total loans	55,730,703	56,913,888	57,405,786	58,871,782	57,779,779
Less allowance for loan losses	(1,102,753)	(957,864)	(808,748)	(775,441)	(709,444)

Total loans, net	54,627,950	55,956,024	56,597,038	58,096,341	57,070,335

Premises and equipment, net	550,150	555,093	559,986	555,773	562,332
Accrued interest receivable	251,612	269,258	298,741	322,760	350,534
Goodwill	3,431,481	3,430,965	3,430,653	3,430,290	3,426,246
Core deposit and other intangibles	268,472	289,514	314,888	342,994	372,116
Bank owned life insurance	1,847,688	1,835,178	1,820,403	1,806,631	1,794,099
Other assets	3,836,788	2,905,676	2,971,985	3,307,303	2,897,572

Total assets	$78,588,774	$77,321,406	$79,197,449	$81,912,719	$84,746,396

Liabilities and Stockholders’ Equity
Liabilities:
Deposits and other customer related accounts:
Retail and commercial deposits (1)	$39,340,428	$35,985,656	$38,405,724	$39,292,245	$38,350,632
Wholesale deposits	4,773,904	3,130,820	3,177,527	3,756,952	4,807,369
Government deposits	2,633,859	2,080,716	3,190,784	3,314,420	4,003,224
Customer repurchase agreements	1,690,382	1,925,982	2,520,073	2,633,112	2,754,680

Total deposits	48,438,573	43,123,174	47,294,108	48,996,729	49,915,905

Borrowings and other debt obligations (1) (2)	20,816,224	25,213,772	22,050,359	24,348,829	26,126,082
Other liabilities	2,094,196	1,498,016	1,471,894	1,743,380	1,565,654

Total liabilities	71,348,993	69,834,962	70,816,361	75,088,938	77,607,641

Minority interests	147,961	147,603	147,139	146,784	146,430
Stockholders’ equity:
Preferred Stock	195,445	195,445	195,445	195,445	195,445
Common Stock (3)	7,718,771	7,713,181	7,701,024	6,298,254	6,295,572
Warrants and employee stock options issued	350,572	349,666	348,844	348,878	348,365
Treasury stock	(9,379)	(9,661)	(10,531)	(11,438)	(19,853)
Accumulated other comprehensive loss	(981,582)	(643,752)	(720,036)	(749,556)	(326,133)
Retained earnings	(182,007)	(266,038)	719,203	595,414	498,929

Total stockholders’ equity	7,091,820	7,338,841	8,233,949	6,676,997	6,992,325

Total liabilities and stockholders’ equity	$78,588,774	$77,321,406	$79,197,449	$81,912,719	$84,746,396

(1)	Sovereign was able to reclaim $3.4 billion in deposits through promotional marketing campaigns during the fourth quarter of 2008 which allowed the company to substantially reduce borrowing levels from the third quarter of 2008.

(2)	In the fourth quarter of 2008, Sovereign Bank issued $1.35 billion in 3-year fixed rate FDIC guaranteed notes under the TLG program at a cost of 3.97%. Additionally, Sovereign Bancorp issued $250 million in 3.5-year fixed rate senior unsecured notes with the FDIC guarantee at a rate of 3.70% under the TLG program.

(3)	June 30, 2008 balance reflects proceeds of $1.39 billion from the issuance of 179.7 million shares of common stock on May 16, 2008.

 B

Sovereign Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(unaudited)

	Quarter Ended					Year to Date
	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Dec. 31	Dec. 31
(dollars in millions, except per share data)	2008	2008	2008	2008	2007	2008	2007

Per Share Data

Basic earnings/(loss) per share	$0.13	$(1.48)	$0.22	$0.20	$(3.34)	$(1.14)	$(2.85)
Diluted earnings/(loss) per share	0.13	(1.48)	0.22	0.20	(3.34)	(1.14)	(2.85)
Dividend declared per share	—	—	—	—	0.08	—	0.32
Common book value per share (1)	10.39	10.76	12.13	13.43	14.12	10.39	14.12
Tangible common book value per share (2)	5.24	5.57	6.90	6.20	6.82	5.24	6.82
Tangible common book value per share excluding OCI	6.72	6.54	7.99	7.75	7.50	6.72	7.50
Common stock price:
High	$5.84	$10.69	$9.89	$13.07	$17.73	$13.07	$26.42
Low	1.63	2.33	7.14	9.28	10.08	1.63	10.08
Close	2.98	3.95	7.36	9.32	11.40	2.98	11.40
Weighted average common shares:
Basic (3)	664.2	663.6	570.1	482.2	481.2	596.3	478.7
Diluted (3) (4)	665.0	663.6	571.4	482.2	481.2	596.4	478.7
End-of-period common shares:
Basic	663.9	663.8	662.6	482.4	481.4	663.9	481.4
Diluted	692.4	692.3	691.3	511.5	511.0	692.4	511.0

Performance Statistics

Bancorp

Net interest margin	2.66%	3.02%	3.06%	2.88%	2.77%	2.91%	2.73%
Return on average assets	0.46%	-5.02%	0.64%	0.50%	-7.74%	-0.84%	-1.62%
Return on average tangible assets	0.48%	-5.25%	0.67%	0.52%	-8.25%	-0.88%	-1.73%
Return on average equity	4.67%	-48.18%	6.73%	5.78%	-72.92%	-8.84%	-15.40%
Return on average tangible equity	8.67%	-84.19%	12.44%	11.67%	-174.96%	-16.41%	-37.23%
Annualized net loan charge-offs to average loans	1.32%	0.91%	0.60%	0.51%	0.42%	0.83%	0.25%
Efficiency ratio (5)	77.21%	59.25%	53.68%	56.15%	54.52%	60.69%	56.20%

(1)	Common book value per share equals common stockholders’ equity at period-end divided by common shares outstanding.

(2)	Tangible book value per share equals common stockholders’ equity at period-end excluding goodwill and core deposits and other intangibles, net of any associated deferred tax liabilities divided by common shares outstanding.

(3)	On May 16th, 2008, Sovereign issued 179.7 million shares of common stock which raised net proceeds of $1.39 billion to enhance its capital and liquidity positions.

(4)	The conversion of warrants and equity awards and the after-tax add back of Sovereign’s contingently convertible trust preferred interest expense was excluded from Sovereign’s GAAP diluted earnings per share calculation for the majority of the periods above since the result would have been anti-dilutive.

(5)	Efficiency ratio equals general and administrative expense as a percentage of total revenue, defined as the sum of net interest income and total fees and other income before security gains.

C

Sovereign Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(unaudited)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31
(dollars in millions)	2008	2008	2008	2008	2007

Financial Condition Data:

Asset Quality
Non-performing assets	$985.4	$706.0	$553.9	$484.4	$361.6
Non-performing loans	913.7	638.5	490.5	417.8	304.3
Non-performing assets to total assets	1.25%	0.91%	0.70%	0.59%	0.43%
Non-performing loans to loans	1.64%	1.12%	0.85%	0.71%	0.53%
Non-performing assets as a percentage of tangible equity and allowance for loan losses	20.6%	14.5%	9.9%	12.2%	8.6%
Allowance for credit losses	$1,167.9	$1,018.4	$843.5	$798.4	$737.7
Allowance for credit losses to total loans	2.10%	1.79%	1.47%	1.36%	1.28%
Allowance for credit losses to non-performing loans	128%	160%	172%	191%	242%

Capitalization — Bancorp (1)
Tier 1 leverage ratio	6.10%	6.60%	8.34%	6.21%	5.89%
Tangible equity to tangible assets excluding OCI	6.12%	6.09%	7.18%	4.97%	4.67%
Tangible equity to tangible assets including OCI	4.89%	5.27%	6.29%	4.06%	4.28%
Tangible common equity to tangible assets excluding OCI	5.86%	5.83%	6.92%	4.72%	4.43%
Tangible common equity to tangible assets including OCI	4.63%	5.01%	6.04%	3.81%	4.04%

Capitalization — Bank (1)
Tier 1 leverage ratio	6.61%	6.77%	7.28%	6.85%	6.54%
Tier 1 risk-based ratio	7.36%	7.32%	7.86%	7.49%	7.54%
Total risk-based ratio	10.95%	10.88%	11.41%	10.24%	10.40%

(1)	All capital ratios are calculated based upon adjusted end of period assets consistent with OTS guidelines.

D

Sovereign Bancorp, Inc. and Subsidiaries
AVERAGE BALANCE, INTEREST AND YIELD/RATE ANALYSIS
(unaudited)

	Quarter Ended
	December 31, 2008			September 30, 2008			December 31, 2007
	Average		Yield/	Average		Yield/	Average		Yield/
(dollars in thousands)	Balance	Interest(1)	Rate	Balance	Interest(1)	Rate	Balance	Interest(1)	Rate
Earning assets:
Investment securities	$10,388,588	$107,268	4.13%	$11,228,969	$157,892	5.62%	$13,647,483	$209,735	6.14%
Loans:
Commercial real estate	13,268,984	185,296	5.56%	13,260,855	189,538	5.69%	12,139,086	209,282	6.85%
Commercial and industrial loans (C&I)	12,540,096	154,845	4.91%	12,598,813	162,728	5.14%	12,311,586	221,340	7.13%
Other	1,682,809	28,253	6.72%	1,730,810	29,366	6.79%	1,722,710	30,609	7.11%

Total Commercial	27,491,889	368,394	5.34%	27,590,478	381,632	5.51%	26,173,382	461,231	7.00%
Multi-family	4,899,645	71,878	5.86%	4,785,006	70,734	5.90%	4,154,457	63,449	6.10%
Residential	11,438,265	157,806	5.52%	11,643,926	163,773	5.63%	13,744,182	195,405	5.69%
Home equity loans and lines of credit	6,829,788	91,318	5.32%	6,598,160	91,587	5.52%	6,116,026	100,575	6.52%

Total consumer loans secured by real estate	18,268,053	249,124	5.44%	18,242,086	255,360	5.59%	19,860,208	295,980	5.94%
Auto Loans	5,630,898	98,815	6.98%	6,076,959	107,252	7.02%	6,996,034	125,840	7.14%
Other	293,293	5,305	7.20%	299,082	5,835	7.76%	312,253	7,092	9.01%

Total Consumer	24,192,244	353,244	5.82%	24,618,127	368,447	5.97%	27,168,495	428,912	6.29%

Total loans	56,583,778	793,516	5.59%	56,993,611	820,813	5.74%	57,496,334	953,592	6.60%
Allowance for loan losses	(1,003,104)			(832,446)			(641,102)

Total earning assets	65,969,262	$900,784	5.44%	67,390,134	$978,705	5.79%	70,502,715	$1,163,327	6.57%

Other assets	10,422,509			10,249,872			11,688,168

Total assets	$76,391,771			$77,640,006			$82,190,883

Funding liabilities:
Deposits and other customer related accounts:
NOW accounts	$4,824,968	$8,411	0.69%	$5,173,571	$10,707	0.82%	$5,297,687	$14,143	1.06%
Savings accounts	3,669,188	5,147	0.56%	4,010,997	6,121	0.61%	3,889,735	6,562	0.67%
Money market accounts	10,042,539	58,638	2.32%	10,892,952	54,868	2.00%	10,530,726	94,979	3.58%
Time deposits	12,214,383	101,152	3.29%	10,246,622	79,808	3.10%	11,955,486	141,748	4.70%

Total retail and commercial deposits	30,751,078	173,348	2.24%	30,324,142	151,504	1.99%	31,673,634	257,432	3.22%
NOW accounts- wholesale	4,660	19	1.63%	151,306	803	2.11%	46,146	537	4.62%
Money market accounts- wholesale	1,633,281	3,116	0.76%	1,531,141	8,568	2.23%	1,764,249	21,228	4.77%
Time deposits- wholesale	2,291,993	18,303	3.18%	1,340,559	9,561	2.84%	3,466,108	42,310	4.84%

Total wholesale deposits	3,929,934	21,438	2.17%	3,023,006	18,932	2.49%	5,276,503	64,075	4.81%
Total government deposits	2,648,595	13,137	1.97%	3,008,951	18,281	2.42%	3,955,764	47,482	4.76%
Customer repurchase agreements and Eurodollar deposits	1,651,972	3,129	0.75%	2,428,151	8,170	1.34%	2,877,569	26,779	3.69%

Total deposits and other customer related accounts	38,981,579	211,052	2.15%	38,784,250	196,887	2.02%	43,783,470	395,768	3.59%
Borrowings:
Wholesale borrowings	17,850,207	186,091	4.16%	18,747,782	210,370	4.48%	18,145,623	220,972	4.85%
Other borrowings	4,126,043	64,363	6.23%	3,948,802	61,411	6.21%	3,621,933	56,576	5.94%

Total borrowings	21,976,250	250,454	4.55%	22,696,584	271,781	4.78%	21,767,556	277,548	5.03%

Total funding liabilities	60,957,829	461,506	3.02%	61,480,834	468,668	3.04%	65,551,026	673,316	4.07%

Non-interest bearing DDA	6,455,973			6,664,444			6,399,359
Other liabilities	1,529,693			1,411,449			1,518,784

Total liabilities	68,943,495			69,556,727			73,469,169

Stockholders’ equity	7,448,276			8,083,279			8,721,714

Total liabilities and stockholders’ equity	$76,391,771			$77,640,006			$82,190,883

Net interest income		$439,278			$510,037			$490,011

Interest rate spread			2.43%			2.75%			2.50%
Contribution from interest free funds			0.23%			0.27%			0.27%

Net interest margin			2.66%			3.02%			2.77%

(1)	Tax equivalent basis

E

Sovereign Bancorp, Inc. and Subsidiaries
AVERAGE BALANCE, INTEREST AND YIELD/RATE ANALYSIS
(unaudited)

	Year to Date
	December 31, 2008			December 31, 2007
	Average		Yield/	Average		Yield/
(dollars in thousands)	Balance	Interest(1)	Rate	Balance	Interest(1)	Rate
Earning assets:
Investment securities	$11,685,412	$649,977	5.56%	$14,180,066	$872,232	6.15%
Loans:
Commercial real estate	13,045,261	761,585	5.84%	11,785,824	818,569	6.95%
Commercial and industrial loans (C&I)	12,725,281	680,831	5.35%	12,020,573	889,168	7.40%
Other	1,730,976	118,520	6.85%	1,616,210	115,407	7.14%

Total Commercial	27,501,518	1,560,936	5.68%	25,422,607	1,823,144	7.17%
Multi-family	4,628,080	275,500	5.95%	4,657,978	296,126	6.36%
Residential	12,234,402	687,691	5.62%	14,525,467	825,685	5.68%
Home equity loans and lines of credit	6,509,952	367,645	5.65%	6,868,727	469,760	6.84%

Total consumer loans secured by real estate	18,744,354	1,055,336	5.63%	21,394,194	1,295,445	6.06%
Auto Loans	6,308,417	440,309	6.98%	6,187,487	433,172	7.00%
Other	303,131	23,136	7.63%	360,486	31,248	8.67%

Total Consumer	25,355,902	1,518,781	5.99%	27,942,167	1,759,865	6.30%

Total loans	57,485,500	3,355,217	5.84%	58,022,752	3,879,135	6.69%
Allowance for loan losses	(836,217)			(533,263)

Total earning assets	68,334,695	$4,005,194	5.86%	71,669,555	$4,751,367	6.63%

Other assets	10,347,204			11,646,477

Total assets	$78,681,899			$83,316,032

Funding liabilities:
Deposits and other customer related accounts:
NOW accounts	$5,067,666	$41,227	0.81%	$5,682,868	$61,599	1.08%
Savings accounts	3,963,613	24,785	0.63%	4,258,897	27,839	0.65%
Money market accounts	10,811,142	253,548	2.35%	9,902,914	347,077	3.50%
Time deposits	11,410,993	425,296	3.73%	11,383,634	531,994	4.67%

Total retail and commercial deposits	31,253,414	744,856	2.38%	31,228,313	968,509	3.10%
NOW accounts- wholesale	95,952	2,356	2.46%	199,505	10,535	5.28%
Money market accounts- wholesale	1,527,317	32,978	2.16%	2,439,198	130,617	5.35%
Time deposits- wholesale	1,906,284	54,070	2.84%	4,112,903	216,451	5.26%

Total wholesale deposits	3,529,553	89,404	2.53%	6,751,606	357,603	5.30%

Total government deposits	3,181,711	81,288	2.55%	3,826,924	193,066	5.04%
Customer repurchase agreements and Eurodollar deposits	2,346,152	36,040	1.54%	2,545,304	108,137	4.25%

Total deposits and other customer related accounts	40,310,830	951,588	2.36%	44,352,147	1,627,315	3.67%
Borrowings:
Wholesale borrowings	18,865,925	831,892	4.41%	17,754,787	889,480	5.01%
Other borrowings	3,874,747	236,373	6.10%	4,492,313	275,439	6.13%

Total borrowings	22,740,672	1,068,265	4.70%	22,247,100	1,164,919	5.24%

Total funding liabilities	63,051,502	2,019,853	3.20%	66,599,247	2,792,234	4.19%

Non-interest bearing DDA	6,548,894			6,386,359
Other liabilities	1,563,748			1,568,869

Total liabilities	71,164,144			74,554,475

Stockholders’ equity	7,517,755			8,761,557

Total liabilities and stockholders’ equity	$78,681,899			$83,316,032

Net interest income		$1,985,341			$1,959,133

Interest rate spread			2.66%			2.44%
Contribution from interest free funds			0.25%			0.29%

Net interest margin			2.91%			2.73%

(1)	Tax equivalent basis

F

Sovereign Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION
(unaudited)
NON-PERFORMING ASSETS

	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31
(dollars in thousands)	2008	2008	2008	2008	2007
Non-accrual loans:
Consumer:
Residential — Alt-A	$156,206	$116,522	$85,460	$64,763	$51,783
Residential — Other	76,970	57,823	47,654	44,039	39,098
Home equity loans and lines of credit	19,069	16,649	20,407	17,669	16,684
Correspondent home equity	50,177	49,995	44,806	42,618	39,415
Auto loans	1,411	1,034	1,155	876	1,359
Other consumer loans	2,366	1,856	1,595	1,541	2,087

Total consumer loans	306,199	243,879	201,077	171,506	150,426
Commercial real estate	319,565	201,594	117,251	95,363	61,750
Multi-family loans	42,795	37,221	42,230	10,367	6,336
C&I and other	244,848	155,497	129,693	140,270	85,406

Total non-accrual loans	913,407	638,191	490,251	417,506	303,918
Restructured loans	268	260	280	324	370

Total non-performing loans	913,675	638,451	490,531	417,830	304,288
Real estate owned, net	49,901	45,604	48,228	49,668	43,226
Other repossessed assets	21,836	21,987	15,168	16,888	14,062

Total non-performing assets	$985,412	$706,042	$553,927	$484,386	$361,576

Non-performing loans as a percentage of loans	1.64%	1.12%	0.85%	0.71%	0.53%
Non-performing assets as a percentage of total assets	1.25%	0.91%	0.70%	0.59%	0.43%
Non-performing assets as a percentage of total loans, real estate owned and repossessed assets	1.77%	1.24%	0.96%	0.82%	0.63%
Allowance for credit losses as a percentage of non-performing loans	128%	160%	172%	191%	242%
Non-performing assets as a percentage of tangible equity and allowance for loan losses	20.6%	14.5%	9.9%	12.2%	8.6%
NET LOAN CHARGE-OFFS

	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31
Quarters ended (in thousands)	2008	2008	2008	2008	2007
Commercial real estate	$21,787	$(50)	$7,748	$3,339	$4,591
Multi-family loans	17,916	5,101	227	—	—
C&I and other	68,029	63,960	25,246	11,789	13,647

Total commercial	107,732	69,011	33,221	15,128	18,238
Residential — Alt-A	6,685	2,889	2,289	2,135	1,766
Residential — Other	4,652	2,538	2,340	2,718	1,865
Home equity loans and lines of credit	6,642	4,694	4,399	5,351	3,808
Correspondent home equity	3,699	5,717	6,189	4,014	—

Total consumer loans secured by real estate	21,678	15,838	15,217	14,218	7,439
Auto loans — In market	17,124	15,075	13,317	14,488	14,918
Auto loans — Out of market	37,116	26,968	23,287	28,276	19,427
Other consumer loans	3,063	2,248	1,895	2,186	469

Total consumer	78,981	60,129	53,716	59,168	42,253

Total loan charge-offs	$186,713	$129,140	$86,937	$74,296	$60,491

COMPONENTS OF THE PROVISION OF CREDIT LOSSES AND ALLOWANCE FOR CREDIT LOSSES

	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31
Quarters ended (in thousands)	2008	2008	2008	2008	2007
Provision for loan losses	$335,348	$278,255	$120,244	$140,293	$140,188
Provision/(recoveries) for unfunded commitments	4,652	25,745	11,756	(5,293)	8,004

Total provision for credit losses	$340,000	$304,000	$132,000	$135,000	$148,192

Allowance for loan losses	$1,102,753	$957,864	$808,748	$775,441	$709,444
Reserve for unfunded commitments	65,161	60,509	34,764	23,008	28,301

Total allowance for credit losses	$1,167,914	$1,018,373	$843,512	$798,449	$737,745

G

Sovereign Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION
(unaudited)
ADDITIONAL CREDIT QUALITY STATISTICS

				Net Loan Charge-Offs ($)
	Loan Composition- End of Period ($)			Annualized Net Loan			Total Past Dues Excluding Non-Accruals ($)
	% of Total Loans			Charge-Offs to Average Loans (%)			Total Past Dues to Total Loans (%)
	Dec. 31	Sept. 30	Dec. 31	Dec. 31	Sept. 30	Dec. 31	Dec. 31	Sept. 30	Dec. 31
Quarters ended (in thousands)	2008	2008	2007	2008	2008	2007	2008	2008	2007
Commercial real estate (1)	$13,181,623	$13,280,520	$12,306,914	$21,787	$(50)	$4,591	$227,764	$82,467	$66,710
	24%	23%	21%	0.66%	0.00%	0.15%	1.73%	0.62%	0.54%

Multi-family	4,526,111	4,887,540	4,246,370	17,916	5,101	—	95,518	21,349	5,034
	8%	9%	7%	1.46%	0.43%	0.00%	2.11%	0.44%	0.12%

C&I and other commercial	14,078,893	14,349,111	14,359,688	68,029	63,960	13,647	234,493	109,237	68,531
	25%	25%	25%	1.91%	1.79%	0.39%	1.67%	0.76%	0.48%

Residential — Alt-A	2,681,557	2,746,797	3,071,307	6,685	2,889	1,766	231,055	175,905	125,002
	5%	5%	5%	0.99%	0.42%	0.22%	8.62%	6.40%	4.07%

Residential — Other	8,735,551	8,768,218	10,269,886	4,652	2,538	1,865	294,224	251,734	235,980
	15%	14%	18%	0.21%	0.11%	0.07%	3.37%	2.87%	2.30%

Home equity loans and lines of credit	6,509,241	6,335,961	5,712,183	6,642	4,694	3,808	38,418	33,066	34,148
	12%	11%	10%	0.41%	0.30%	0.27%	0.59%	0.52%	0.60%

Correspondent home equity loans (2) (3)	382,677	395,800	484,965	3,699	5,717	—	57,449	34,111	55,428
	1%	1%	1%	3.82%	5.62%	0.00%	15.01%	8.62%	11.43%

Auto loans — In Market	3,535,245	3,856,580	4,407,496	17,124	15,075	14,918	108,276	89,283	119,095
	6%	7%	8%	1.84%	1.52%	0.92%	3.06%	2.32%	2.70%

Auto loans — Out of Market (3)	1,809,080	1,997,350	2,621,398	37,116	26,968	19,427	102,650	93,038	95,553
	3%	4%	5%	7.80%	5.13%	1.67%	5.67%	4.66%	3.65%

Other consumer	290,725	296,011	299,572	3,063	2,248	469	14,592	13,259	11,547
	1%	1%	1%	4.18%	3.01%	0.60%	5.02%	4.48%	3.85%

Total (3)	55,730,703	56,913,888	57,779,779	186,713	129,140	60,491	1,404,439	903,449	817,028
	100%	100%	100%	1.32%	0.91%	0.42%	2.52%	1.59%	1.41%

(1)	Balance includes $759 million, $816 million and $1.1 billion of residential construction loans at December 31, 2008, September 30, 2008 and December 31, 2007, respectively.

(2)	At December 31, 2008 and September 30, 2008, this portfolio has $289.6 million and $296.8 million, respectively, of first lien loans and $92.7 million and $99.0 million, respectively, of second lien loans which have reserves for credit losses of $48.5 million and $52.3 million, respectively.

(3)	Note that Sovereign ceased originating correspondent home equity loans in the first quarter of 2006 and effective January 31, 2008 out of market indirect auto loans.

H

Sovereign Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION
(unaudited)
DEPOSIT AND OTHER CUSTOMER RELATED ACCOUNT COMPOSITION — End of period

	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31
Quarters ended (in thousands)	2008	2008	2008	2008	2007
Demand deposit accounts	$6,684,232	$6,577,953	$7,205,686	$6,761,773	$6,444,338
NOW accounts	5,031,748	4,959,123	5,367,012	5,462,791	5,546,280
Money market accounts	10,483,152	10,013,306	11,328,406	11,334,428	10,655,978
Savings accounts	3,582,150	3,821,978	4,113,002	3,841,083	3,831,636
Time deposits	13,559,146	10,613,296	10,391,618	11,892,170	11,872,400

Total retail and commercial deposits	39,340,428	35,985,656	38,405,724	39,292,245	38,350,632
NOW accounts- wholesale	67,213	1,069	306,937	388,604	15,082
Money market accounts- wholesale	1,701,734	1,519,745	1,577,987	1,385,308	1,761,693
Time deposits- wholesale	3,004,957	1,610,006	1,292,603	1,983,040	3,030,594

Total wholesale deposits	4,773,904	3,130,820	3,177,527	3,756,952	4,807,369
Total government deposits	2,633,859	2,080,716	3,190,784	3,314,420	4,003,224
Customer repurchase agreements and Eurodollar deposits	1,690,382	1,925,982	2,520,073	2,633,112	2,754,680

Total deposits and other customer related accounts	$48,438,573	$43,123,174	$47,294,108	$48,996,729	$49,915,905

LOAN COMPOSITION — End of period

	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31
Quarters ended (in thousands)	2008	2008	2008	2008	2007
Commercial real estate	$13,181,623	$13,280,520	$13,271,241	$12,882,292	$12,306,914
C&I	12,428,069	12,631,424	12,746,829	13,209,614	12,594,652
Multi-family loans	4,526,111	4,887,540	4,669,017	4,331,075	4,246,370
Other	1,650,824	1,717,687	1,748,246	1,758,611	1,765,036

Total commercial loans	31,786,627	32,517,171	32,435,333	32,181,592	30,912,972
Residential	11,417,108	11,515,015	11,856,434	13,277,908	13,341,193
Home equity loans and lines of credit	6,891,918	6,731,761	6,504,738	6,283,506	6,197,148

Total consumer loans secured by real estate	18,309,026	18,246,776	18,361,172	19,561,414	19,538,341
Auto loans	5,344,325	5,853,930	6,306,484	6,815,657	7,028,894
Other consumer loans	290,725	296,011	302,797	313,119	299,572

Total consumer loans	23,944,076	24,396,717	24,970,453	26,690,190	26,866,807

Total loans	$55,730,703	$56,913,888	$57,405,786	$58,871,782	$57,779,779

DEPOSIT AND OTHER CUSTOMER RELATED ACCOUNT COMPOSITION — Average

	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31
Quarters ended (in thousands)	2008	2008	2008	2008	2007
Demand deposit accounts	$6,455,973	$6,664,444	$6,731,967	$6,342,945	$6,399,359
NOW accounts	4,824,968	5,173,571	5,209,957	5,319,562	5,297,687
Money market accounts	10,042,539	10,892,952	11,348,987	10,967,638	10,530,726
Savings accounts	3,669,188	4,010,997	4,107,321	3,813,768	3,889,735
Time deposits	12,214,383	10,246,622	11,258,950	11,927,984	11,955,486

Total retail and commercial deposits	37,207,051	36,988,586	38,657,182	38,371,897	38,072,993
NOW accounts- wholesale	4,660	151,306	139,664	88,574	46,146
Money market accounts- wholesale	1,633,281	1,531,141	1,547,158	1,396,481	1,764,249
Time deposits- wholesale	2,291,993	1,340,559	1,588,172	2,406,387	3,466,108

Total wholesale deposits	3,929,934	3,023,006	3,274,994	3,891,442	5,276,503
Total government deposits	2,648,595	3,008,951	3,257,652	3,819,399	3,955,764
Customer repurchase agreements and Eurodollar deposits	1,651,972	2,428,151	2,571,241	2,739,973	2,877,569

Total deposits and other customer related accounts	$45,437,552	$45,448,694	$47,761,069	$48,822,711	$50,182,829

LOAN COMPOSITION — Average

	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31
Quarters ended (in thousands)	2008	2008	2008	2008	2007
Commercial real estate	$13,268,984	$13,260,855	$13,052,692	$12,593,687	$12,139,086
C&I	12,540,096	12,598,813	13,005,216	12,760,425	12,311,586
Multi-family loans	4,899,645	4,785,006	4,506,471	4,316,489	4,154,457
Other	1,682,809	1,730,810	1,756,432	1,754,382	1,722,710

Total commercial loans	32,391,534	32,375,484	32,320,811	31,424,983	30,327,839
Residential	11,438,265	11,643,926	12,598,466	13,272,189	13,744,182
Home equity loans and lines of credit	6,829,788	6,598,160	6,389,801	6,217,574	6,116,026

Total consumer loans secured by real estate	18,268,053	18,242,086	18,988,267	19,489,763	19,860,208
Auto loans	5,630,898	6,076,959	6,568,725	6,967,076	6,996,034
Other consumer loans	293,293	299,082	306,297	314,006	312,253

Total consumer loans	24,192,244	24,618,127	25,863,289	26,770,845	27,168,495

Total loans	$56,583,778	$56,993,611	$58,184,100	$58,195,828	$57,496,334

I

Sovereign Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION
(unaudited)
CALCULATION OF TANGIBLE EQUITY TO TANGIBLE ASSETS RATIOS

	Quarter Ended
	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30
(dollars in thousands)	2008	2008	2008	2008	2007	2007

Total Equity	$7,091,820	$7,338,841	$8,233,949	$6,676,997	$6,992,325	$8,725,914
Goodwill	(3,431,481)	(3,430,965)	(3,430,653)	(3,430,290)	(3,426,246)	(5,003,022)
CDI and other intangibles	(268,472)	(289,514)	(314,888)	(342,994)	(372,116)	(402,257)
Deferred tax liability on CDI	91,891	95,413	104,033	113,581	123,472	133,712
Deferred tax liability on other intangibles	5,822	5,818	6,042	6,265	6,489	6,719
Deferred tax liability on tax deductible goodwill	187,031	174,096	168,400	162,678	156,956	151,234

Total tangible equity including OCI	$3,676,611	$3,893,689	$4,766,882	$3,186,238	$3,480,880	$3,612,300

Total assets	$78,588,774	$77,321,406	$79,197,449	$81,912,719	$84,746,396	$86,607,328
Goodwill	(3,431,481)	(3,430,965)	(3,430,653)	(3,430,290)	(3,426,246)	(5,003,022)
CDI and other intangibles	(268,472)	(289,514)	(314,888)	(342,994)	(372,116)	(402,257)
Deferred tax liability on CDI	91,891	95,413	104,033	113,581	123,472	133,712
Deferred tax liability on other intangibles	5,822	5,818	6,042	6,265	6,489	6,719
Deferred tax liability on tax deductible goodwill	187,031	174,096	168,400	162,678	156,956	151,234

Total tangible assets including OCI	$75,173,565	$73,876,254	$75,730,382	$78,421,960	$81,234,951	$81,493,714

Tangible equity to tangible assets including OCI	4.89%	5.27%	6.29%	4.06%	4.28%	4.43%

Total tangible equity including OCI	$3,676,611	$3,893,689	$4,766,882	$3,186,238	$3,480,880	$3,612,300
Accumulated other comprehensive loss	981,582	643,752	720,036	749,556	326,133	218,155

Total tangible equity excluding OCI	$4,658,193	$4,537,441	$5,486,918	$3,935,794	$3,807,013	$3,830,455

Total tangible assets including OCI	$75,173,565	$73,876,254	$75,730,382	$78,421,960	$81,234,951	$81,493,714
Accumulated other comprehensive loss	981,582	643,752	720,036	749,556	326,133	218,155

Total tangible assets excluding OCI	$76,155,147	$74,520,006	$76,450,418	$79,171,516	$81,561,084	$81,711,869

Tangible equity to tangible assets excluding OCI	6.12%	6.09%	7.18%	4.97%	4.67%	4.69%

Total tangible equity including OCI	$3,676,611	$3,893,689	$4,766,882	$3,186,238	$3,480,880	$3,612,300
Preferred stock	(195,445)	(195,445)	(195,445)	(195,445)	(195,445)	(195,445)

Total tangible common equity including OCI	$3,481,166	$3,698,244	$4,571,437	$2,990,793	$3,285,435	$3,416,855

Total tangible equity including OCI	$75,173,565	$73,876,254	$75,730,382	$78,421,960	$81,234,951	$81,493,714

Tangible common equity to tangible assets including OCI	4.63%	5.01%	6.04%	3.81%	4.04%	4.19%

Total tangible common equity including OCI	$3,481,166	$3,698,244	$4,571,437	$2,990,793	$3,285,435	$3,416,855
Accumulated other comprehensive loss	981,582	643,752	720,036	749,556	326,133	218,155

Total tangible common equity excluding OCI	$4,462,748	$4,341,996	$5,291,473	$3,740,349	$3,611,568	$3,635,010

Total tangible equity excluding OCI	$76,155,147	$74,520,006	$76,450,418	$79,171,516	$81,561,084	$81,711,869

Tangible common equity to tangible assets excluding OCI	5.86%	5.83%	6.92%	4.72%	4.43%	4.45%
CALCULATION OF TANGIBLE BOOK VALUE PER SHARE

	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30
(dollars and shares in thousands)	2008	2008	2008	2008	2007	2007
Total tangible common equity including OCI	$3,481,166	$3,698,244	$4,571,437	$2,990,793	$3,285,435	$3,416,855

Common shares outstanding	663,946	663,817	662,641	482,443	481,404	480,436

Tangible common book value per share including OCI	$5.24	$5.57	$6.90	$6.20	$6.82	$7.11

Total tangible common equity excluding OCI	$4,462,748	$4,341,996	$5,291,473	$3,740,349	$3,611,568	$3,635,010

Common shares outstanding	663,946	663,817	662,641	482,443	481,404	480,436

Tangible common book value per share excluding OCI	$6.72	$6.54	$7.99	$7.75	$7.50	$7.57

J

Sovereign Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION
(unaudited)
CALCULATION OF RETURN ON AVERAGE TANGIBLE EQUITY AND RETURN ON AVERAGE TANGIBLE ASSETS

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Dec. 31	Dec. 31
(dollars in thousands)	2008	2008	2008	2008	2007	2008	2007

Total average equity	$7,448,276	$8,083,279	$7,589,954	$6,944,050	$8,721,714	$7,517,755	$8,761,557
Average goodwill	(3,430,971)	(3,430,656)	(3,430,304)	(3,427,259)	(4,985,883)	(3,429,803)	(4,999,770)
Average CDI and other intangibles	(281,554)	(304,763)	(332,165)	(361,229)	(391,628)	(319,781)	(438,013)
Average deferred tax liability on intangibles	275,376	277,802	281,626	285,996	290,838	280,147	300,113

Total tangible average equity including OCI	$4,011,128	$4,625,661	$4,109,111	$3,441,558	$3,635,041	$4,048,317	$3,623,887

Return on average equity	4.67%	-48.18%	6.73%	5.78%	-72.92%	-8.84%	-15.40%
Effect of goodwill	3.99%	-35.73%	5.62%	5.76%	-100.02%	-7.48%	-21.24%
Effect of CDI and other intangibles	0.33%	-3.17%	0.54%	0.61%	-7.86%	-0.70%	-1.86%
Effect of deferred tax asset	-0.32%	2.89%	-0.46%	-0.48%	5.83%	0.61%	1.28%

Tangible return on average equity including OCI	8.67%	-84.19%	12.44%	11.67%	-174.96%	-16.41%	-37.23%

Total average assets	$76,391,771	$77,640,006	$79,801,750	$80,930,688	$82,190,883	$78,681,899	$83,316,032
Average goodwill	(3,430,971)	(3,430,656)	(3,430,304)	(3,427,259)	(4,985,883)	(3,429,803)	(4,999,770)
Average CDI and other intangibles	(281,554)	(304,763)	(332,165)	(361,229)	(391,628)	(319,781)	(438,013)
Average deferred tax liability on intangibles	275,376	277,802	281,626	285,996	290,838	280,147	300,113

Total tangible average equity including OCI	$72,954,623	$74,182,388	$76,320,907	$77,428,196	$77,104,210	$75,212,461	$78,178,362

Return on Average assets	0.46%	-5.02%	0.64%	0.50%	-7.74%	-0.84%	-1.62%
Effect of goodwill	0.02%	-0.23%	0.03%	0.02%	-0.50%	-0.04%	-0.11%
Effect of CDI and other intangibles	0.00%	-0.02%	0.00%	0.00%	-0.04%	0.00%	-0.01%
Effect of deferred tax asset	0.00%	0.02%	0.00%	0.00%	0.03%	0.00%	0.01%

Tangible return on average assets including OCI	0.48%	-5.25%	0.67%	0.52%	-8.25%	-0.88%	-1.73%

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